EXHIBIT 10.03
April 13, 2015

El Paso Electric Company
Stanton Tower
100 North Stanton
El Paso, Texas 79901
Attention:    Rocky Miracle, Senior Vice President
of Corporate Planning and Development

Dear Mr. Miracle:

Reference is made to that certain Purchase and Sale Agreement, dated February 17, 2015 (the “Agreement”), between El Paso Electric Company, a Texas corporation (“Seller”), and Arizona Public Service Company, an Arizona corporation (“Purchaser”). Capitalized terms used but not defined in this letter agreement have the meanings assigned to them in the Agreement. Purchaser and Seller desire to amend the Agreement as set forth herein.

1.    Seller’s Share of Underfunded/Overfunded Pension and OPEB Liabilities. The first sentence of Section 1.1.67 of the Agreement is hereby amended to read:

““Seller’s Share of Underfunded/Overfunded Pension and OPEB Liabilities” means the adjusted product of (i) Pension and OPEB Liabilities at the Closing Date minus PNW Plan Assets as of the Closing Date, multiplied by (ii) the proportional share of Pension and OPEB Liabilities related to the Facilities as of the Closing Date as determined by the Operating Agent’s Actuary, multiplied by (iii) an allocation percentage of five and seven-hundredths percent (5.07%).”

Except as expressly set forth in this letter agreement, all terms and provisions of the Agreement remain in full force and effect. In the event of a conflict between the terms of this letter agreement and the terms of the Agreement, the terms of this letter agreement shall govern and control.

Please indicate your agreement with the foregoing by signing below and returning a signed counterpart of this letter agreement to me.

DMWEST #12015979 v1

Very truly yours,

ARIZONA PUBLIC SERVICE COMPANY,
an Arizona corporation

By: /s/ David A. Hansen
Name: David A. Hansen
Title: Vice President, Fossil Generation

Accepted and agreed to:

EL PASO ELECTRIC COMPANY,
a Texas corporation

By: /s/ Rocky Miracle
Name: Rocky Miracle
Title: Senior Vice President of Corporate
Planning and Development
Date: 15 APR 2015

cc:	El Paso Electric Company
Stanton Tower
100 North Stanton
El Paso, Texas 79901
Attention: General Counsel

Davis Polk & Wardwell, LLP
1600 El Camino Real
Menlo Park, CA 94025
Attention: Daniel G. Kelly

DMWEST #12015979 v1

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